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                                                                  EXHIBIT 10.20

                         PLEDGE AND SECURITY AGREEMENT

         THIS PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made and entered into as of the 8 day of May, 1998, by INSURANCE MANAGEMENT SOLUTIONS GROUP, INC. (the "Pledgor"), in favor of SOUTHTRUST BANK, NATIONAL ASSOCIATION ("Lender").

         WHEREAS, there is that certain Credit Agreement ("Credit Agreement") dated July 29th, 1997 by and between Heritage Hotel Holding Company ("HHHC") as borrower and Lender relating to the term loan made by the Lender to HHHC in the amount of $6,750,000.00; and

         WHEREAS, there is that certain Pledge and Security Agreement dated July 29th, 1997 by and between HHHC as pledgor and Lender relating to a term loan made by the Lender to HHHC in the amount of $6,750,000.00; whereby HHHC as owner of 675,000 shares of preferred stock of Bankers Hazard Determination Services, Inc. ("BHDS") has pledged to Lender all of its preferred stock in BHDS as additional security for the Loan pursuant to the Credit Agreement; and

         WHEREAS, there is that certain Pledge and Security Agreement dated July 29th, 1997 by and between BHDS as pledgor and Lender relating to a term loan made by the Lender to HHHC in the amount of $6,750,000.00; whereby BHDS as owner of 490 shares of common capital stock of Geotrac, Inc. f/k/a Yosystems, Inc. ("Geotrac") has pledged to Lender all of its common capital stock in Geotrac to Lender as additional security for the Loan pursuant to the Credit Agreement. For convenience, the Credit Agreement, and the two Pledge and Security Agreements hereinbefore described together with all related documents that were executed and delivered to document the loan including but not limited to the Term Note (herein, "Note") shall be share collectively called the "Loan Documents"; and

         WHEREAS, Geotrac wishes to merge into BHDS, canceling the 490 shares of common stock in Geotrac issued and outstanding to BHDS.

         WHEREAS, Insurance Management Solutions Group, Inc. wishes to purchase from HHHC the 675,000 shares of Class "A" Preferred Stock in BHDS which has been pledged to Lender; and IMSG proposes to give HHHC a Note in the principal amount of $6,750,000.00, and providing that all unpaid principal and interest shall be due and payable on December 31, 1998.

         WHEREAS, IMSG proposes to exchange its newly acquired Class "A" Preferred Stock in BHDS for 675,000 shares of Class "B" Preferred Stock in BHDS; and

         WHEREAS, IMSG will pledge to Lender all of its Class "B" Preferred Stock in BHDS as additional security for the Loan pursuant to the Credit Agreement; and

         WHEREAS, IMS declared a dividend to Insurance Management Solutions Group, Inc. as the sole shareholder of this Corporation, such dividend to be to due and payable at the close of business on April 30, 1998, and which dividend shall be as follows:



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                  500 Shares of the Common Capital Stock of Bankers Hazard
                  Determination Services, Inc.

         NOW, THEREFORE, in consideration of the premises, and of the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Representations of Pledgor. Pledgor represents and warrants as follows:

                  (a) Pledgor is the legal and beneficial owner, free and clear of any liens, charges or encumbrances, of stock certificate No. 1 relating to 675,000 shares of Class "B" Preferred Stock of BHDS registered in the name of Pledgor (the "Collateral").

                  (b) The Collateral represents 100% of the issued and outstanding Class "B" Preferred Stock of BHDS; the shares have been duly and validly issued, are fully paid and non-assessable, and there are no restrictions on the transfer of any of the Collateral or on Pledgor's right to pledge the Collateral.

                  (c) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor, enforceable in accordance with its terms;

                  (d) The making and performance of this Agreement by Pledgor
(i) is not and will not be in violation of any law or any regulation promulgated pursuant to law, by any governmental agency or body; (ii) does not require the approval or consent of any governmental agency or body; (iii) will not conflict with, or result in a breach of, any term, condition or provision of, or constitute a default under, any instrument to which Pledgor is a party or may be bound or affected, or constitute (with or without the giving of notice or the passage of time or both) a default under any such instrument, or result in the acceleration of any indebtedness, or result in the breach of any regulation, order, writ, injunction or decree of any court or any commission, board or other administrative agency entered in any proceeding to which Pledgor is a party or by which it may be bound or affected; and (iv) does not require the approval of any other secured or unsecured creditor.

                  (e) Upon consummation of the pledge and assignment of the Collateral to Lender pursuant to this Agreement, such pledge and assignment will create a valid lien on and, upon delivery of the Collateral to the Lender, together with a stock transfer executed in blank, a perfected, first priority security interest in the Collateral.

                  (f) No Collateral has been heretofore pledged to any person or entity and all Collateral is free of all liens of any kind whatsoever.

         2. Pledge of Collateral. Pledgor hereby assigns, hypothecates, transfers and pledges to Lender all of the Pledgor's right, title and interest in and to all of the Collateral and hereby grants to Lender a first lien on and a security interest in such Collateral, all as collateral security for (a) the prompt and complete payment when due of the indebtedness of Borrower evidenced by the Loan Documents including, without limitation, the Credit


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Agreement and the Note; (b) the prompt and complete performance of the obligations of Pledgor under, or pursuant to the terms of this Pledge and Security Agreement; and (c) all costs and expenses incurred by Lender in connection with the enforcement, maintenance and preservations of its rights under any of the Loan Documents and this Pledge and Security Agreement, including all attorneys' fees and including all of such costs herein. Anything to the contrary in this Agreement notwithstanding, so long as there is no default in existence under the Loan Documents, the Pledgor shall be entitled to receive or to direct payment and distribution of dividends paid or interest earned on the Collateral which right shall terminate upon the occurrence of a default under any of such Loan Documents.

         3. Redelivery of Collateral. Upon performance and satisfaction in full of the Borrower's obligations under the Loan Documents, this Pledge and Security Agreement shall immediately cease and terminate as herein provided, and any Collateral then held by Lender shall be deemed immediately transferred to Pledgor, and this Agreement shall thereupon have no further force or effect. Upon the happening of the events specified in the immediately preceding sentence, the Lender shall be deemed to be holding such Collateral in trust for Pledgor until such Collateral, together with appropriate instruments of reassignment and release as requested by Pledgor, are delivered to Pledgor or to Pledgor's designee. Upon such delivery of Collateral or any part thereof to Pledgor or to Pledgor's designee hereunder or otherwise, the receipt thereof by Pledgor shall be a complete and full acquittance for the Collateral so delivered, and Lender shall thereafter be discharged from any liability or responsibility therefor.

         4. Default. Upon default under the Loan Documents, the Lender without demand of performance or other demand, advertisement, or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Pledgor or any other person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by law), may collect, receive, appropriate and realize upon the Collateral, or any portion thereof, and/or may forthwith sell, assign, grant options to purchase, contract to sell or otherwise dispose of and deliver the Collateral, or any part thereof, in one or more units, at public or private sale or sales, at any exchange, broker's board or at any of Lender's offices or elsewhere, upon such terms and conditions as the Lender may deem advisable and at such prices as Lender may deem reasonable, for cash or on credit or for future delivery without assumption of any credit risk, with the right to Lender upon any such sale or sales, public or private, to purchase the whole or any portion of the Collateral so sold, free of any right or equity of redemption in Pledgor, which right or equity is hereby expressly waived and released to the extent permitted by law. Unless Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market (in which event no notification is required), the Lender shall give at least five days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. Such notice shall be given in the manner prescribed in the Florida Uniform Commercial Code for giving notice of notice by secured parties to debtors. Such reasonable notification shall be given to Pledgor unless it has signed after default a statement renouncing or modifying any right to notification of sale or other indended disposition In addition to the rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Loan, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code of the State of Florida.


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         IN WITNESS WHEREOF, the parties have duly executed this Agreement on the day and year first written above.

Signed, sealed and delivered
in the presence of:                          Insurance Management Solutions
                                             Group, Inc.,
                                             a Florida corporation


/s/ Nancy C. Haire                           By: /s/ G. Kristin Delano
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SIGNATURE                                             SIGNATURE

NANCY C. HAIRE                               As Its: Corp. Secretary
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NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED

/s/ Erica Rudin
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SIGNATURE

ERICA RUDIN
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NAME LEGIBLY PRINTED
TYPEWRITTEN OR STAMPED                                      (CORPORATE SEAL)



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